UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Paychex, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
PAYCHEX, INC. 2021 Annual Meeting of Stockholders Vote by October 13, 2021 11:59 PM ET. For shares held in a Plan, vote by October 11, 2021 11:59 PM ET.

PAYCHEX, INC. 911 PANORAMA TRAIL SOUTH ROCHESTER, NY 14625 -2396

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You invested in PAYCHEX, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 14, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 30, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors

Nominees:

1a.	B. Thomas Golisano	For
1b.	Thomas F. Bonadio	For
1c.	Joseph G. Doody	For
1d.	David J.S. Flaschen	For
1e.	Pamela A. Joseph	For
1f.	Martin Mucci	For
1g.	Kevin A. Price	For
1h.	Joseph M. Tucci	For
1i.	Joseph M. Velli	For
1j.	Kara Wilson	For

2.	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.	For

3.	RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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